Investor Presentation Growing Advanced Alloys May 2018 NASDAQ: USAP Exhibit 99.2 univstainless.com

© Copyright 2018 Universal Stainless & Alloy Products, Inc. All Rights Reserved.
Forward Looking Statement
Except for historical information contained herein, the statements in this presentation are forward-looking statements that are made pursuant to the “safe harbor” provision of the Private Securities Litigation Reform Act of
1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause the
Company's actual results in future periods to differ materially from forecasted results. Those risks include, among others, the concentrated nature of the Company’s customer base to date and the Company’s dependence on its significant customers; the receipt, pricing and timing of future customer orders; changes in product mix; the limited number of raw material and energy suppliers and significant fluctuations that may occur in raw material and energy prices; risks related to property, plant and equipment, including the Company’s reliance on the continuing operation of critical manufacturing equipment; risks associated with labor matters; the Company’s ongoing requirement for continued compliance with laws and regulations, including applicable safety and environmental regulations; the ultimate outcome of the Company’s current and future litigation and matters; risks related to acquisitions that the Company may make; and the impact of various economic, credit and market risk uncertainties. Many of these factors are not within the Company’s control and involve known and unknown risks and uncertainties that may cause the Company’s actual results in future periods to be materially different from any future performance suggested herein. Any unfavorable change in the foregoing or other factors could have a material adverse effect on the Company’s business, financial condition and results of operations. Further, the
Company operates in an industry sector where securities values may be volatile and may be influenced by economic and other factors beyond the Company’s control. Certain of these risks and other risks are described in the Company's filings with the Securities and Exchange Commission (SEC) over the last 12 months, copies of which are available from the SEC or may be obtained upon request from the Company.
Non-GAAP Financial Measures
Some of the information included in this presentation is derived from the Company’s consolidated financial information but is not presented in the Company’s financial statements prepared in accordance with U.S.
Generally Accepted Accounting Principles (GAAP). Some of this data is considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliation to the most directly comparable GAAP financial measure is provided.

Universal Stainless At a Glance
•
Leading manufacturer of specialty steel
products focused on creating sustainable
value for all stakeholders
•
Fully integrated and geographically
contiguous operations designed to ensure
quality and consistency of products to meet
customer demands
•
Products are specifically tailored to address
the aerospace, heavy equipment / auto, power
generation and oil & gas markets through
service centers, OEMs, forgers and rerollers
3
Overview
© Copyright 2018 Universal Stainless & Alloy Products, Inc. All Rights Reserved.
Semi-Finished Products
Semi-Finished Products
Finished Products
Finished Products
Sales by End Market
Q1 2018
2017
2017
Q1 2018
Sales by Customer Type

Company History —
Transformational Acquisitions;
Expansion in Premium Alloys Unfolding
4
Acquired Bridgeville, PA Facility
•
Company
was
founded
in
conjunction
with
the
acquisition
of
the Bridgeville Facility
•
Capabilities included melting
and rolling semi-finished
specialty steel products
Acquired Titusville, PA Facility
•
Expanded production
capability
for aerospace and
power generation applications
Acquired
Dunkirk, NY Facility
•
Purchase of a finishing facility
transformed the Company into a
fully integrated manufacturer
of specialty steel products
Acquired North Jackson, OH Facility
•
Construction-stage
facility
with
state-of-the-art
radial
forge,
Vacuum Induction Melting (VIM) furnace, Vacuum Arc Remelting
(VAR) furnaces and other heat treating / finishing equipment —
now
fully
operational
•
Fast-tracks
the
Company’s
move
toward
technologically
advanced
alloys
for
aerospace,
power
generation
and
oil
&
gas
markets; accelerates profit growth
Poised for Growth
•
USAP
continues
to
grow
premium alloy sales and is
focused on margin expansion
through
process integration and
improving product mix
•
Significant additional available
capacity
to deliver growth
© Copyright 2018 Universal Stainless & Alloy Products, Inc. All Rights Reserved.

Strategic Objectives
5
Grow our portfolio of technologically advanced, higher-margin alloys
Increase and broaden penetration in key, growing end markets
Optimize Universal’s integrated manufacturing system
Targeted capital investment
Relentless focus on operational improvement
Expand targeted customer approvals for new products
1
5
6
2

© Copyright 2018 Universal Stainless & Alloy Products, Inc. All Rights Reserved.

Increase USAP Margins
•
Improve cycle times, yields company-wide
•
Reduce 3rd party costs with internal forge & finish capability
•
Eliminate capacity constraints in re-melting
•
Move up value chain with Vacuum Induction Melting (VIM) of
technologically advanced premium metals
•
Expand product and tolling reach with advanced radial hydraulic forging technology
Expand Addressable Markets
•
Selected premium alloy markets in aerospace, power generation, oil & gas & high end manufacturing
•
Larger and longer squares, rounds, bars and custom shapes
•
International markets
Excel in Industry Lead-times and Customer Service
Acquisition of North Jackson —
Fast Track Key Strategic Initiatives
6
New Customer Approvals Received
2016 —
2017:
38
New Products Under Development
as of the end of Q1 2018:
14
Premium Alloys as Percentage
Sales:
New Products Developed
January 2017 through Q1 2018:
14
Q1 2018
2017
13.5%
18.6%
1
2
3
© Copyright 2018 Universal Stainless & Alloy Products, Inc. All Rights Reserved.

Moving Toward Higher-Value Alloys

1.
Premium alloys represent all Vacuum Induction Melted (VIM) products.
Acquisition of North Jackson in 2011
•
State-of-the-art hydraulic radial forge; VIM furnace
•
Added key capabilities in aerospace, power
generation and oil & gas applications
o
Successful market entry into aerospace parts,
landing gear, helicopter rotor masts and gears, and
drill shafts for oil & gas applications
Continue to Penetrate Key End Markets
•
Opportunity for continued growth in aerospace due
to a more comprehensive product offering
•
Oil & gas presents an upside opportunity given
market recovery
•
Growth in high end industrial applications and
infrastructure
Premium Alloys to Drive Margin Accretion
•
Continued growth in higher-value premium alloy
sales expected to be accretive to gross margin
Strong Momentum for Premium Alloys
•
Accelerated sales growth for Q1 2018 premium
alloys, which grew 83.2% compared with Q1 2017,
contributed to overall sales growth
© Copyright 2018 Universal Stainless & Alloy Products, Inc. All Rights Reserved.

© Copyright 2018 Universal Stainless & Alloy Products, Inc. All Rights Reserved.
Integrated Manufacturing Process

*AOD: Argon Oxygen Decarburization
VIM: Vacuum Induction Melting
VAR: Vacuum-Arc Remelting
ESR: Electro-Slag Remelting
VIM
AOD
VAR
ESR
Primary Melt / Remelt*
Primary Melt / Remelt*
Rotary Forge
Large Diameter Forged Bar
Rolling Mill
Reroll /
Forging
Billet
Plate
Bloom
Bar
Bridgeville / North Jackson / Dunkirk
Hot Working
Hot Working
Bridgeville / North Jackson / Titusville
Bar
Rod & Wire
Shapes
Dunkirk / North Jackson
Titusville
Finishing
Finishing
Specialty Shapes
Specialty Shapes
•
Delivering a broad set of product offerings starting from either VIM or AOD melt capability
•
Consistent operating model; integrated quality systems; sharing best practices

Business Model Provides Unique Leverage to
Market Improvements

Unique Leverage to Market Recoveries
•
A majority of sales are made to service centers,
forgers and re-rollers
•
Higher concentration of service center sales
translates into greater benefit in recovering markets
Representative Customers —
Direct and Indirect
Sales by Customer Type
Delivering Growth in 2018
•
Aerospace market is strong; increasing optimism
among oil & gas customers; tool steel plate market
remains healthy
•
Q1 2018 sales of $63.7 million up 30.4% from Q1
2017
•
Q1 2018 backlog of $90.6 million, up 16.7%
sequentially, and up 58.8% from Q1 2017
o
Highest backlog levels since Q2 2012
•
Bookings at the highest level since Q1 2012
2017
Q1 2018
Service
Centers
(69%)
Rerollers
(12%)
OEM
(8%)
Forgers
(9%)
Other
(2%)
Rerollers
(13%)
OEM
(7%)
Forgers
(8%)
Other
(2%)
Service
Centers
(70%)
© Copyright 2018 Universal Stainless & Alloy Products, Inc. All Rights Reserved.

End Markets —
Overview

Aerospace
Aerospace
•
Airbus / Boeing record backlog equal to
~8 years of production
1
•
Passenger traffic growth rate at record
levels, driving aftermarket demand
•
Industry and our customers are healthy
•
Expanding OEM participation
•
Light vehicle production levels are
expected to remain strong
•
Off-road equipment sector in strong
recovery
•
Tool steel requirements expected to
continue shift to domestic supply
•
Natural gas continues to supplant coal
as a source of electricity generation
•
Solid maintenance business on higher
utilization
•
Short term weakness in new turbine
market as evidenced by recent GE &
Siemens announcements
Power Generation
Power Generation
•
Increasing customer optimism in
improving market with stronger oil prices
($60+ per barrel), growing US rig count
and better international outlook
•
Uptick in oil & gas demand represents
an upside opportunity
Oil & Gas
Oil & Gas
Sales by Customer
Type Q1 2018
Source:
Wall Street research, Boeing, Airbus.
1.
Years of production is calculated by adding the total backlog for Boeing and Airbus and dividing by the cumulative average annual production for 2018E-2020E
© Copyright 2018 Universal Stainless & Alloy Products, Inc. All Rights Reserved.
Heavy Equipment / Auto

End Markets —
Aerospace

Source:
Wall Street research, IATA, Boeing Current Market Outlook 2017-2036.
1.
Revenue per Kilometers figures are estimates based on historical figures and forecasted RPK growth rates.
Robust Aircraft Delivery Schedule
The USAP Opportunity
•
Aircraft production growth rates, combined with new
customer approvals, are driving increased demand for
premium alloys from USAP
•
USAP’s alloys are used across a variety of aircraft
applications, from the airframe to the engines
Aerospace Market Remains Robust
•
Airbus and Boeing delivery schedules expected to
continue
recent
growth
—
combined
backlog
is
equal
to
~8 years of production
•
Passenger traffic remains strong, growing above
expectations in 2017, which is driving strong aftermarket
demand for specialty metals
•
Defense spending supports specialty metal demand
Illustrative Product Applications in Aero
Passenger Traffic Growth Remains Strong (RPK)
1
Landing
Gear
Hinges &
Actuators
Rings &
Casings;
Bearings
Hydraulic
Systems
Forged
Titanium
Components
Lavatory
Flush
Systems
1
1
2
2
3
3
4
4
5
5
6
6
635
688
718
761
833
762
748
763
813
850
1,397
1,436
1,481
1,574
1,683
0
500
1,000
1,500
2,000
2015
2016
2017
2018E
2019E
Airbus
Boeing
(Boeing and Airbus Deliveries)
4.6
4.6
4.9
5.3
5.6
5.9
6.2
6.7
7.1
7.6
8.0
8.4
17.8
0.0
2.0
4.0
6.0
8.0
10.0
'08
'09
'10
'11
'12
'13
'14
'15
'16
'17
'18E
'19E
'36E
(RPKs
in trillions)
© Copyright 2018 Universal Stainless & Alloy Products, Inc. All Rights Reserved.
18.0

U.S. Light Vehicle Population and Avg Vehicle Age
End Markets —
Heavy Equipment / Auto
Source: Wall Street Research, U.S. Bureau of Economic Analysis, Light Weight Vehicle Sales retrieved from Federal Reserve Bank of St. Louis as of December 2017.
Robust U.S. Light Vehicle Sales
The USAP Opportunity
•
While opportunity for tool steel is primarily driven by the
auto sector, off-road / large vehicles also require significant tooling
•
Demand for tool steel is heavily correlated with cadence of
new
model
introductions
—
new
models
require
OEMs
to
re-tool factories
•
Higher unit production levels also drive demand, as re-
tooling is required for existing models
Positive Demand Dynamics for Tool Steel
•
New model introductions are expected to accelerate in the
next few years, bolstering tool steel demand
•
Strong levels of North American light vehicle production FY
2017 at 17.2 million units; 16% greater than the ten year
average production rate
•
Average age of light vehicles continues to increase.
However, this is expected to plateau given anticipated ramp
in future light vehicle sales
•
Significant recovery in off-road equipment sales in 2017
(i.e. Caterpillar)
•
Share capture from imported tool steel product

© Copyright 2018 Universal Stainless & Alloy Products, Inc. All Rights Reserved.

End Markets —
Oil & Gas

The USAP Opportunity
•
Oil & gas sales have accounted for ~10% of revenue
since 2013 —
customer optimism continues to
increase
•
Expanded North Jackson high-value product offering;
positioned to seize opportunities in oil & gas market
Oil & Gas Showing Signs of Recovery, but
Remains Below 2014 Highs
•
Current oil prices in $60+/bbl range recently up ~50%
since bottoming in 2016
•
Firmer commodity prices are driving higher rig counts
and drilling activity; year-end 2017 US rig count up
72.4% vs. PY
Source: Wall Street research, Capital IQ, Baker Hughes, U.S. EIA and Bloomberg Estimates as of April 2018.
1.
2006-2016 Average Rig Count is the sum of the average weekly and monthly rig counts for the U.S. and Canada, respectively. 2017-2020E sourced through Wall Street research.
© Copyright 2018 Universal Stainless & Alloy Products, Inc. All Rights Reserved.

End Markets —
Power Generation

Source:
Capital
IQ,
U.S.
Energy
Information
Administration
Annual
Energy
Outlook
–
Reference
Case
(2017),
Bloomberg
Estimates
as
of
April
2018.
The USAP Opportunity
•
Continued emphasis on increased efficiency and
reduced emissions necessitate higher operating
temperatures and therefore more advanced alloys
•
USAP’s specialty and premium alloys are used in
critical gas-powered turbine components
Shift Toward Natural Gas Power Generation
•
Natural gas continues to supplant coal as a leading fuel
for electricity generation, led by demand from the
industrial and electric power sectors
•
By 2040, natural gas is expected to account for nearly
40% of U.S. power generation
•
Current demand is driven primarily by maintenance
business —
upside potential from new turbine market in
the long term
© Copyright 2018 Universal Stainless & Alloy Products, Inc. All Rights Reserved.
Natural Gas Prices Support Shift to Gas Turbines

Universal Stainless —
Advancing Our Position to
Serve Clients and Achieve Profitable Growth
Successful progress in strategy execution has
strengthened operations, expanded product offerings
Transformative acquisition
of North Jackson expands
addressable markets + moves up value chain in products
Growing ability to capture aerospace, oil & gas, and power
generation opportunities and better serve all end markets
Commitment to responsible capital investment supported
by solid operating cash flow and balance sheet
Experienced management team relentlessly focused on
operational improvement, customer service, profitable growth

© Copyright 2018 Universal Stainless & Alloy Products, Inc. All Rights Reserved.

Financial Performance Review univstainless.com

Historical Financial Performance

•
Net sales increase of 30.4% for Q1 2018 driven by
improvements in nearly all end markets compared
with PY
•
Accelerated sales growth for Q1 2018 premium
alloys, which grew 103.1% compared with Q1 2017,
contributed to overall sales growth
•
Improved average dollar per ton shipped in FY 2017
was primarily a result of increased sales of higher
value premium alloys
© Copyright 2018 Universal Stainless & Alloy Products, Inc. All Rights Reserved.

© Copyright 2018 Universal Stainless & Alloy Products, Inc. All Rights Reserved.
Historical Financial Performance (Cont.)

•
Increase in Q1 2018 EBITDA driven by top-line
growth, operational productivity enhancements,
improved operating leverage and favorable product
mix
•
Capex remains focused on high-return manufacturing
enhancements and maintenance projects
•
In Q1 2018 Cash Flow from Ops was impacted by an
increase in working capital to support topline growth
o
Increased sales drove $8.6 million in Accounts
Receivables
o
Inventory increased $3.8 million on increased backlog
1.
See page 23 for reconciliation to GAAP Net Income.
2.
Represents Long-Term Debt plus Current Portion of Long-Term Debt less Deferred Financing Costs. Q1 ’18 includes Long-Term NMTC Liability of $3.0m
© Copyright 2018 Universal Stainless & Alloy Products, Inc. All Rights Reserved.

Gross Margin %
Commodity Price Per Pound
Commodities & Gross Margin %
19
•
Gross margin increase in recent quarters was primarily attributable to operational productivity enhancements, improved operating leverage combined with significant improvement in the alignment of customer surcharges and commodity input costs
•
Recent increases in core commodities resulted in improved alignment of input costs and customer surcharges
•
Gross margin for the full year of 2017 negatively impacted by temporarily higher maintenance and outsourcing costs, as well as impact of facility fires in second half of year
Source: Internal Company Commodity Analysis.
Misalignment of input costs and customer surcharges
Low volumes / poor operating leverage
-
0.02
0.04
0.06
0.08
0.10
0.12
0.14
0.16
0.18
$0.20
-
2
4
6
8
10
12
$14
Mar-16
Jul-16
Nov-16
Mar-17
Jul-17
Nov-17
Mar-18
Nickel (left)
Moly (left)
Iron Scrap (right)
15.6%
10.2%
10.5%
-0.9%
-2.8%
3.4%
10.6%
11.9%
9.1%
8.7%
13.6%
10.7%
12.3%
14.5%
-5.0%
0.0%
5.0%
10.0%
15.0%
20.0%
2014
Q1
'15
Q2
'15
Q3
'15
Q4
'15
Q1
'16
Q2
'16
Q3
'16
Q4
'16
Q1
'17
Q2
'17
Q3
'17
Q4
'17
Q1
'18
© Copyright 2018 Universal Stainless & Alloy Products, Inc. All Rights Reserved.

Universal Stainless —
A Leader in Specialty Metals

Leading Manufacturer of Specialty Steel Products
Fully Integrated, Geographically Contiguous Operations
Improve Supply Chain Efficiency
Transitioning to Higher-Value Premium Alloy Sales
Well-Positioned to Further Penetrate Attractive End
Markets
Meaningful Leverage to Improving Market Environment
Significant Financial Flexibility Provided by Recent
Refinancing
Experienced Management Team Relentlessly Focused on
Operational Improvement, Customer Service and Safety
© Copyright 2018 Universal Stainless & Alloy Products, Inc. All Rights Reserved.

Appendix univstainless.com

Adjusted EBITDA Reconciliation to GAAP Net Income

Adjusted EBITDA is not a recognized term under GAAP and does not purport to be an alternative to our net (loss) income determined in accordance with GAAP.  We believe that Adjusted EBITDA provides information that is useful to investors because it allows for a more direct comparison of our performance for the period reported with our performance in prior periods. Because all companies do not use identical calculations, the presentation of our Adjusted EBITDA may not be comparable to similarly titled measures of other companies.
($ in thousands)
2010
2011
2012
2013
2014
2015
2016
2017
Q1 2017
Q1 2018
Net (loss) income
$13,242
$18,122
$14,617
($4,062)
$4,050
($20,672)
($5,347)
$7,610
($1,219)
$2,125
Interest expense
435
1,265
2,284
2,598
3,035
2,324
3,659
4,022
939
1,142
Provision (benefit) for income taxes
6,821
10,356
6,334
(2,504)
3,149
(12,144)
(3,526)
(7,601)
(262)
777
Depreciation and amortization
5,486
8,851
14,368
16,280
17,476
18,608
18,533
18,823
4,717
4,756
EBITDA
$25,984
$38,594
$37,603
$12,312
$27,710
($11,884)
$13,319
$22,854
$4,175
$8,800
Adjustments to EBITDA
Share-based compensation expense
1,819
1,580
1,649
1,827
2,082
1,865
1,405
1,564
534
326
Write-off of deferred financing costs
-
-
-
-
-
-
768
-
-
-
Goodwill impairment
-
-
-
-
-
20,268
-
-
-
-
Adjusted EBITDA
$27,803
$40,174
$39,252
$14,139
$29,792
$10,249
$15,492
$24,418
$4,709
$9,126
© Copyright 2018 Universal Stainless & Alloy Products, Inc. All Rights Reserved.

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